UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Amendment Number 1 to
FORM 8-K/A

CURRENT REPORT
(Amendment No. 1)
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 8, 2019

SOUTH JERSEY INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-6364	22-1901645
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 South Jersey Plaza, Folsom, NJ 08037
(Address of Principal Executive Offices) (Zip Code)

(609) 561-9000
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K originally filed by South Jersey Industries, Inc. (the “Company”) on August 7, 2019 (the “Original Form 8-K”) with the U.S. Securities and Exchange Commission. The Company is filing this Current Report on Form 8-K/A to update Exhibit 99.1 to replace the Condensed Consolidated Balance Sheets at the end of the press release with the updated Condensed Consolidated Balance Sheets as attached hereto as Exhibit 99. No other changes have been made to the Original Form 8-K.

Item 2.02. Results of Operations and Financial Condition

On August 7, 2019, South Jersey Industries, Inc. (“SJI”) issued a press release reporting the results of its operations for the three and six months ended June 30, 2019. The press release is attached hereto as Exhibit 99. SJI does not intend for this Item 2.02, Item 7.01 or Item 9.01, Exhibit 99, to be treated as “filed” under the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

Item 7.01 Regulation FD Disclosure

On August 7, 2019, South Jersey Industries, Inc. (“SJI”) issued a press release reporting the results of its operations for the three and six months ended June 30, 2019. The press release is attached hereto as Exhibit 99. SJI does not intend for this Item 2.02, Item 7.01 or Item 9.01, Exhibit 99, to be treated as “filed” under the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

Exhibit 99. South Jersey Industries, Inc. press release and financials dated August 7, 2019 (with the updated Balance Sheet).

Exhibit Index

Exhibit Number
99.1	Press Release dated August 7, 2019 announcing South Jersey Industries' Second Quarter 2019 Financial Results

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOUTH JERSEY INDUSTRIES, INC.

Date:	August 8, 2019	By:	/s/ Cielo Hernandez
Cielo Hernandez
Senior Vice President and Chief Financial Officer, SJI